       10.06.001
                                ADDENDUM NO. 2
                                      to
                        REINSURANCE AGREEMENT INVE0001
                                    between
                  INVESTORS INSURANCE CORPORATION OF DELAWARE
             with Administrative Offices in Jacksonville, Florida
                                      and
                   REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                               of Dallas, Texas




Effective December 1, 1993, Article T Schedule I Paragraph A, Contracts Subject To Reinsurance, is replaced by the following paragraph:

I.      SCHEDULE I

A.      CONTRACTS SUBJECT TO REINSURANCE

I.      INVESTORS Guaranteed Annuity flexible premium deferred annuity, policy forms GA/IIC-0490 and GA/IIC-0490-5 issued in Missouri on or after January 1, 1991, and

2.      INVESTORS' Guaranteed Annuity flexible premium deferred annuity, policy forms GA/IIC-0490 and GA/IIC-049O-5 issued in other states on or after October 1, 1991.

3.      INVESTORS' American Annuity flexible premium deferred annuity, policy form AA/IIC-0993 issued on or after December 1, 1993.




Effective December 1, 1993, Article T Schedule IV is replaced by the following paragraph:

IV.     SCHEDULE IV

A.      POLICY EXPENSE ALLOWANCES - GUARANTEED ANNUITY

                                                              Allowance
                                Allowance       and           as a % of
                                as a % of                  End-of-Month
Issue Year                        Premium                 Account Value
1991                               14.2%                      0.015%
Thereafter                         12.2%                      0.015%

For issues with a 3% guaranteed rate in the states of Florida, Texas, Indiana, and Arizona on or after January 1, 1994 until the earlier of June 30, 1994 or the date on which the American Annuity is approved in the state, the Allowance as a percentage of Premium shall be 13.7%.







       10.06.002
B.  POLICY EXPENSE ALLOWANCES - AMERICAN ANNUITY
                                                            Allowance
                               Allowance       and           as a % of
                               as a % of                End-of-Month
Issue Year                       Premium                 Account Value
1993 & later                       13.0%                      0.015%




INVESTORS INSURANCE CORPORATION            REPUBLIC-VANGUARD LIFE
                                           INSURANCE COMPANY


/s/ Richard T. Magsam                       /s/ Courtland C. Smith
By                                          By

Title: Senior Vice President                Asst. VP

Date: 3/14/94                               Date: 3/17/94

Location: Jacksonville, Fl                  Location: Dallas, Tx




/s/ Linda R. Willis                         /s/ Gary Lee
Witness                                     Witness